UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report: October 29, 2008
(Date of earliest event reported)
CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-4604	31-0746871
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6200 S. Gilmore Road, Fairfield, Ohio	45014-5141
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (513) 870-2000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02 Results of Operations and Financial Condition.
On October 29, 2008, Cincinnati Financial Corporation issued the attached news release titled “Cincinnati Financial Reports Profitable 2008 Third Quarter,” furnished as Exhibit 99.1 hereto and incorporated herein by reference. On October 29, 2008, the company also distributed the attached information titled “Supplemental Financial Data,” furnished as Exhibit 99.2 hereto and incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the news release or supplemental financial data.
In accordance with general instruction B.2 of Form 8-K, the information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
     Exhibit 99.1 — News release dated October 29, 2008, “Cincinnati Financial Reports Profitable 2008 Third Quarter”
     Exhibit 99.2 — Supplemental Financial Data dated October 29, 2008

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: October 29, 2008	/s/ Steven J. Johnston, FCAS, MAAA, CFA
Steven J. Johnston, FCAS, MAAA, CFA
Chief Financial Officer, Vice President, Secretary and Treasurer